Exhibit 21.2

JBGL Entities and Jurisdiction of Organization

Entity	Jurisdiction

JBGL Builder Finance, LLC	Texas

JBGL A&A, LLC	Georgia

JBGL Atlanta Development 2014, LLC	Georgia

JBGL Atlanta Development, LLC	Georgia

JBGL Avignon, LLC	Texas

JBGL BF Development, LLC	Texas

JBGL Chamdun, LLC	Georgia

JBGL HH, LLC	Texas

JBGL Highlands Land, LLC	Georgia

JBGL Highlands Lender, LLC	Georgia

JBGL Jamestown, LLC	Georgia

JBGL Land Fund, LLC	Georgia

JBGL Model Fund 1, LLC	Texas

JBGL Ownership, LLC	Delaware

JBGL Vista, LLC	Texas

Johns Creek 206, LLC	Georgia

The Providence Group at Jamestown II, LLC	Georgia

The Providence Group of Georgia, L.L.C.	Georgia

Providence Luxury Homes, L.L.C.	Georgia

The Providence Group & Associates, L.L.C.	Georgia

The Providence Group of Florida, L.L.C.	Florida

The Providence Group of Georgia Custom Homes, L.L.C.	Georgia

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Entity	Jurisdiction

The Providence Group Realty, L.L.C.	Georgia

TPG Development, L.L.C.	Georgia

TPG Homes at Abberley, L.L.C.	Georgia

TPG Homes at Bellmoore, L.L.C.	Georgia

TPG Homes at Crabapple, L.L.C.	Georgia

TPG Homes at Highlands, L.L.C.	Georgia

TPG Homes at Jamestown, L.L.C.	Georgia

TPG Homes at LaVista Walk, L.L.C.	Georgia

TPG Homes at Three Bridges, L.L.C.	Georgia

TPG Homes at Whitfield Parc, L.L.C.	Georgia

TPG Homes, L.L.C.	Georgia

TPG Homes of Florida, L.L.C.	Florida

CB JENI Homes DFW LLC	Texas

CB JENI – Brick Row Townhomes, LLC	Texas

CB JENI – Settlement at Craig Ranch, LLC	Texas

CB JENI – Lake Vista Coppell, LLC	Texas

CB JENI Acquisitions, LLC	Texas

CB JENI Management, LLC	Texas

CB JENI Berkshire Place LLC	Texas

CB JENI Pecan Park, LLC	Texas

CB JENI – Chase Oaks Village II, LLC	Texas

CB JENI – Hemingway Court, LLC	Texas

2

Entity	Jurisdiction

CB JENI Viridian, LLC	Texas

CB JENI Mustang Park LLC	Texas

Normandy Homes, LLC	Texas

Normandy Homes – Alto Vista Irving, LLC	Texas

Normandy Homes Cypress Meadows, LLC	Texas

Normandy Homes Lake Vista Coppell, LLC	Texas

Normandy Homes Lakeside, LLC	Texas

Normandy Homes Pecan Creek, LLC	Texas

Normandy Homes Viridian, LLC	Texas

Southgate Homes DFW LLC	Texas

Southgate Homes – Suburban Living, LLC	Texas

JBGL Exchange, LLC	Texas

JBGL Hawthorne, LLC	Texas

JBGL Inwood, LLC	Texas

JBGL Kittyhawk, LLC	Texas

JBGL Lakeside, LLC	Texas

JBGL Mustang, LLC	Texas

JBGL Willow Crest, LLC	Texas

JBGL Castle Pines, LP	Texas

JBGL Castle Pines Management, LLC	Texas

JBGL Chateau, LLC	Texas

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